UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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SMART ONLINE, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SMART ONLINE, INC.
4505 Emperor Boulevard
Suite 320
Durham, North Carolina 27703

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 15, 2011

You are cordially invited to attend the Annual Meeting of Stockholders of Smart Online, Inc., which will be held on Wednesday, June 15, 2011, at 9:00 a.m. local time, in the Board Room at the offices of the corporation at 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703.  Stockholders will be asked to consider and vote upon the following matters at the meeting, which are described in the accompanying proxy statement:

1.	The election of three directors, each to serve for a term of one year or until his successor shall have been duly elected and qualified;

2.	The ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the independent accountants of the Company for the fiscal year ending December 31, 2011; and

3.	The transaction of such other business as may be properly brought before the meeting.

Stockholders of record at the close of business on April 29, 2011 are entitled to notice of and to vote at the annual meeting and any and all adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Dror Zoreff

Dror Zoreff
Chairman of the Board

Durham, North Carolina
May 9, 2011

IMPORTANT:   Whether or not you plan to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your proxy card to vote by one of the following methods:  (1) over the Internet, by accessing the website address printed on your proxy card; or (2) by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope.

SMART ONLINE, INC.

PROXY STATEMENT

MEETING INFORMATION

The Board of Directors of Smart Online, Inc. (the “Company”) is asking for your proxy for use at the 2011 Annual Meeting of Stockholders (the “Meeting”) and any adjournments of the meeting. The meeting will be held in the Board Room at the Company’s offices at 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703 on Wednesday, June 15, 2011, at 9:00 a.m. local time, to elect three directors and to conduct such other business as may be properly brought before the meeting.

Proposals to be Voted On and Voting Recommendations. The proposals scheduled to be voted on are (1) to elect three (3) directors for one-year terms; and (2) to ratify the appointment of Cherry, Bekaert & Holland, L.L.P. (“Cherry Bekaert”), as the independent accountants for the fiscal year ending December 31, 2011.  Our Board of Directors (the “Board”) recommends that you vote “FOR” each of the nominees to the Board described in Proposal No. 1 and “FOR” the ratification of the selection of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ended December 31, 2011, as described in Proposal No. 2.

Costs of Soliciting Proxies. The Company will bear the cost of this solicitation, including the preparation, printing, and mailing of the proxy statement, proxy card, and any additional soliciting materials sent by the Company to stockholders. The Company’s directors, officers, and employees may solicit proxies personally or by telephone without additional compensation. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding proxy soliciting materials to the beneficial owners.

The Company intends to mail its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “Annual Report”), this proxy statement, and the accompanying proxy card to stockholders beginning on or about May 10, 2011. The Annual Report is not part of the Company’s proxy soliciting materials.

Important Notice Regarding the Availability of Proxy Materials
For the Stockholder Meeting to be held on June 15, 2011

The Annual Report and proxy statement are also available on the Internet at
https://materials.proxyvote.com/83171V

VOTING PROCEDURES

Who Can Vote

Only stockholders of record at the close of business on April 29, 2011 are entitled to vote at the meeting and any adjournments of the meeting. At that time, there were 18,342,543 shares of the Company’s common stock outstanding, each of which is entitled to one vote on each matter submitted to a vote at the meeting. The common stock is the only class of securities of the Company that has the right to vote at the meeting.

How You Can Vote

You may vote shares by proxy or in person using one of the following methods:

•
Voting by Internet. You can vote over the Internet using the directions on your proxy card by accessing the website address printed on the card. The deadline for voting over the Internet is Tuesday, June 14, 2011 at 7:00 p.m. Eastern Daylight Time. If you vote over the Internet, you need not return your proxy card.

•
Voting by Proxy Card. You can vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date, and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by Wednesday, June 8, 2011.

•
Voting in Person. You can vote in person at the meeting if you are the record owner of the shares to be voted. You also can vote in person at the meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner. If a broker, bank, custodian, or other nominee holds your shares, to vote in person at the meeting you must present a letter or other proxy appointment, signed on behalf of the broker or nominee, granting you authority to vote the shares.

How You Can Revoke Your Proxy and Change Your Vote

You can revoke your proxy and change your vote by (1) attending the meeting and voting in person, (2) delivering written notice of revocation of your proxy to the Secretary of the Company at any time before voting is closed, (3) timely submitting another signed proxy card bearing a later date, or (4) timely submitting new voting instructions over the Internet as described above.  Attending the meeting will not, by itself, revoke your proxy.

How Your Proxy Will Be Voted

If you timely submit your proxy over the Internet or by proxy card as described above and have not revoked it, your shares will be voted or withheld from voting in accordance with the voting instructions you gave. If you timely submit your proxy without giving contrary voting instructions, your shares will be voted “FOR” election of the director nominees listed in this proxy statement.

How You Can Vote Shares Held by a Broker or Other Nominee

If your shares are held by a broker, bank, custodian, or other nominee, you may have received a voting instruction form with this proxy statement instead of a proxy card. The voting instruction form is provided on behalf of the broker or other nominee to permit you to give directions to the broker or nominee on how to vote your shares. Please refer to the voting instruction form or contact the broker or nominee to determine the voting methods available to you.

Quorum Required

A quorum must be present at the meeting before business can be conducted. A quorum will be present if a majority of the shares entitled to vote are represented in person or by proxy at the meeting. Shares represented by a proxy with instructions to withhold authority to vote or to abstain from voting on any matter will be considered present for purposes of determining the existence of a quorum. Shares represented by a proxy as to which a broker, bank, custodian, or other nominee has indicated that it does not have discretionary authority to vote on any matter (sometimes referred to as a “broker non-vote”) will also be considered present for purposes of determining the existence of a quorum.

Vote Required

Directors will be elected by a plurality of the votes cast. Thus, the three nominees who receive the most votes will be elected to fill the available positions. Stockholders do not have the right to vote cumulatively in electing directors. Withholding authority in your proxy to vote for a nominee will result in the nominee receiving fewer votes. Abstentions and broker non-votes will not be counted for purposes of determining the number of votes cast.

Approval of Cherry Bekaert as the independent registered public accounting firm must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. If stockholder ratification (by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting) is not received, the Audit Committee of the Board will reconsider the appointment. Broker non-votes do not affect the outcome and abstentions have the effect of negative votes.

PROPOSAL NO.  1  — ELECTION OF DIRECTORS

Nominees for Election as Directors

The By-Laws of the Company provide that the number of directors on the Board will be no more than nine.  We had three directors during fiscal year 2010 and will also elect three directors for fiscal year 2011. The three nominees that receive the most votes will be appointed to serve on our Board for the next year.  Your proxy cannot be voted for a greater number of persons than the number of nominees named. Shares represented by executed proxies will be voted for the election of the three nominees named below, unless authority to do so is withheld. All three of the persons nominated for election to the Board of Directors at the annual meeting are currently serving as directors of the Company. The Company is not aware of any nominee who will be unable or will decline to serve as a director. If a nominee becomes unable or declines to serve, the accompanying proxy may be voted for a substitute nominee, if any, designated by the Board of Directors. The term of office of each person elected as a director will continue until the later of the next annual meeting of stockholders or until such time as his or her successor has been duly elected and qualified, or until his prior death, resignation or removal.

The following table lists the nominees for election and information about each.

Name	Age	Principal Occupation and Background

Shlomo Elia	68
Director. Mr. Elia has served on the Company’s Board of Directors since November 2006 and was originally recommended for appointment to the Board by Atlas Capital, SA (“Atlas” or “Atlas Capital”), one of the Company’s stockholders. Mr. Elia is the founder and a Director of 3Pen Ltd. (“3Pen”), a private holding company focusing on business opportunities in Internet infrastructure and telecommunications. Prior to founding 3Pen in 1999, Mr. Elia held several senior positions in the Israeli Defense Forces (“I.D.F.”), including the post of the Military Governor of the West-Bank (1982-1984) and Commander of the Liaison Unit for South Lebanon (1984-1985). During his service, among other activities, General Elia was engaged for a year as a Research Fellow in the Institute of International Strategic Affairs at U.C.L.A. Since his retirement from the I.D.F., he has been involved in communication projects in Nigeria and West Africa and construction projects in Romania. Among his civilian activities, Mr. Elia was Chairman of the National Tourist Board and currently is Chairman of 3Pen Technologies Ltd. and co-chairman of the Israeli Soldiers Welfare Association. Mr. Elia holds a B.A. degree in Modern History of the Middle-East from Tel Aviv University.

		We believe Mr. Elia’s international business expertise and significant management experience will provide constructive insight and perspective to our Board of Directors and management.

Amir Elbaz	34
Director. Mr. Elbaz has served on the Company’s Board of Directors since January 15, 2010. Mr. Elbaz currently serves as a Senior Vice President at Yorkville Advisors, where he serves as Chief Executive Officer of two portfolio companies in the technology sector. Mr. Elbaz also advises technology and renewable energy companies on business strategy, restructuring and business development initiatives. Mr. Elbaz served as the Executive Vice President & Chief Financial Officer of Lithium Technology Corporation (“LTC”) until November 2008. Mr. Elbaz joined LTC in 2006 to oversee finances and marketing, as well as business development. Prior to joining LTC, Mr. Elbaz served as a Senior Associate of Arch Hill Capital NV, a Dutch venture firm, from 2005-2006. During 2004 and most of 2005 Mr. Elbaz served as Vice President of Corporate Finance at Yorkville Advisors, where Mr. Elbaz sourced, structured and managed investments in more than a dozen public and private companies. Prior to joining Yorkville Advisors, Mr. Elbaz served for several years as an analyst with the Economic Department in the Procurement Mission of the Israeli Ministry of Defense in New York City. In that capacity, Mr. Elbaz co-headed multi-million dollar negotiations with first tier technology companies, and was in charge of the financial aspects of the day-to-day operations. Mr. Elbaz holds a B.A. from the University of Haifa, Israel, and an MBA in Finance & Investments from Bernard Baruch College, CUNY, New York. Following his MBA graduation, Mr. Elbaz was elected to the International Honorary Finance Society of Beta Gamma Sigma.

We believe Mr. Elbaz’s significant experience in the technology sector, coupled with his extensive financial and economic background provide invaluable insight with respect to our business and technologies.

Dror Zoreff	65
Director. Mr. Zoreff has served on the Company’s Board of Directors since April 1, 2008. Since May 19, 2009, he has served as Chairman of the Board of Directors, and since November 24, 2009, he has served as Interim President and Chief Executive Officer. Since 2008, he has served as the President and CEO of Donor Management Services, Inc., a New York-based company that provides major donors, corporations, and foundations a unique set of tools and services to ensure their charitable gifts are properly used and achieve the desired impact. From 1999 to 2008, Mr. Zoreff served as Consultant to the President and CEO of United Retail Group Inc., a specialty retailer of plus size women’s fashions. From 1997 to 1999, he was Vice President of International Operations at Russ Berrie, Inc., a designer, importer, marketer, and distributor of gift and infant and juvenile consumer products. Prior to 1997, Mr. Zoreff held positions with The College of Judea & Samaria, Glenoit Industries Ltd, and the Jewish Agency for Israel. Mr. Zoreff holds a B.A. degree in Business Administration from Manchester University and an M.A. degree in Business Administration from Tel Aviv University.

We believe Mr. Zoreff’s extensive marketing and management experience, in addition to his knowledge of the international marketplace, contributes to the strategic composition of the Board of Directors.

The Board of Directors recommends stockholders
vote FOR election of the nominees named above.

PROPOSAL NO. 2 —  RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The firm of Cherry Bekaert has acted as our independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2010. Cherry Bekaert has served the Company as its independent accountants and independent auditors since April 17, 2009.  Representatives of Cherry Bekaert are not expected to be present at the Meeting, but will be available to respond to appropriate questions at the meeting via conference call.

Although the appointment of Cherry Bekaert as independent accountants is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to request that the stockholders ratify the appointment. If stockholder ratification (by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Meeting) is not received, the Audit Committee of the Board will reconsider the appointment. Even if the selection of Cherry Bekaert is ratified, the Audit Committee of the Board may, in its discretion, appoint a different firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends stockholders vote FOR ratification of Cherry Bekaert as independent accountants for the fiscal year ending December 31, 2011.

Executive Officers

The names of the Company’s current executive officers are listed below. The Company’s executive officers are appointed by its Board of Directors to hold office until their successors are appointed.

Name	Age	Position
Dror Zoreff	65	Chairman of the Board, Interim President and Chief Executive Officer
Thaddeus J. Shalek	61	Chief Financial Officer

Information regarding Mr. Zoreff is described above under “Nominees for Election as Directors”.

Thaddeus J.  Shalek, Chief Financial Officer. Mr. Shalek has been employed by Smart Online, Inc. as the Director of Finance and Accounting since June 30, 2009, and was promoted as the Company’s Interim Chief Financial Officer on August 12, 2009.  Mr. Shalek was named Chief Financial Officer of the Company on September 1, 2010.  He has worked with the University of North Carolina at Greensboro as a lecturer in accounting and finance from August 2008 until the present time.  Prior to joining the University of North Carolina at Greensboro, Mr. Shalek served as the Chief Financial Officer for Lindell Properties, a national real estate development company, located in Tampa, Florida from 2006 until 2008; he was the Chief Executive Officer and Chief Financial Officer for Vertical Health Solutions, Inc., a manufacturer and distributor of veterinary nutriceuticals products located in Tampa, Florida from 2004 to 2006; and he was the Founder, President and Chief Operating Officer of Shalek & Associates, CPAs Inc., a public accounting firm in Cleveland, Ohio from 1985 until 2004.  Mr. Shalek has also worked with the public accounting firm of Coopers & Lybrand.  He holds a CPA license in the State of Ohio, an MBA from The University of Tampa, Tampa, Florida and a B.S.B.A. degree in Accountancy from John Carroll University, Cleveland, Ohio.  Mr. Shalek is also a Certified Business Valuation Analyst (CVA).

Code of Ethics

The Company has adopted a Code of Ethics applicable to its executives, including the principal executive officer, principal financial officer, and principal accounting officer, as defined by applicable rules of the Securities and Exchange Commission (“SEC”). It is publicly available on the Company’s website at www.smartonline.com. If the Company makes any amendments to the Code of Ethics other than technical, administrative, or other non-substantive amendments, or grants any waivers, including implicit waivers, from a provision of the Code of Ethics to the Company’s Chief Executive Officer, Chief Financial Officer, or certain other finance executives, the Company will disclose the nature of the amendment or waiver, its effective date, and to whom it applies on the Company’s website at www.smartonline.com or in a report on Form 8-K filed with the SEC.

Board Composition and Independence of Directors

The size of the Board of Directors is currently fixed at three members. Three persons have been nominated for election at the annual meeting. The Board of Directors believes that the current number of directors is appropriate at this time. Under the rules of the SEC, the accompanying proxy cannot be voted for more than three nominees.

The Company’s stock is currently quoted on the OTC Bulletin Board. The OTC Bulletin Board does not have rules regarding director independence. Accordingly, we determined that the NASDAQ Marketplace (“Nasdaq”) independence requirements are an appropriate standard to determine director independence because these requirements are stricter than the current OTC Bulletin Board’s requirements. Additionally, we adopted these stricter standards to strengthen our corporate governance and improve internal controls.

Nasdaq listing requirements mandate that a majority of the members of a listed company’s board of directors be “independent directors” as defined under Nasdaq Marketplace Rule 4200. Although not currently required, the Board has determined that two of the present directors — Messrs. Elia and Elbaz — are “independent directors” within the meaning of Nasdaq Marketplace Rules. Messrs. Elia and Elbaz are standing for re-election. Therefore, assuming all three nominees are elected at the annual meeting, the Board will have a majority of “independent directors” after the annual meeting.

Dror Zoreff currently serves as both Interim President and Chief Executive Officer and Chairman of the Board.  Mr. Zoreff was appointed Interim President and Chief Executive Officer of the Company on November 24, 2009, and has been a director since April 1, 2008.  The Board believes that combining the positions of Chairman and CEO is the most appropriate for the Company at this time, given that Mr. Zoreff continues to serve as CEO in an interim capacity.  Having one person as Chairman and CEO has provided unified leadership and direction to the Company and minimized disruption to the business over the past two fiscal years, which have been a time of frequent management turnover, and strengthens the ability of the CEO to develop and implement strategic initiatives and respond efficiently in crisis situations.   The Company currently has no lead independent director.

Risk Oversight

While our management is responsible for assessing and managing risks to the Company, the Board takes an active role, as a whole and also at the committee level, in overseeing the material risks facing the Company, including operational, financial, legal and regulatory and strategic and reputational risks. Risks are considered in virtually every business decision and as part of the Company’s overall business strategy. Our board committees also regularly engage in risk assessment as a part of their regular function. The Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Corporate Governance and Nominating Committee manages risks associated with corporate governance, including risks associated with the independence of the board and reviews risks associated with potential conflicts of interest affecting directors and executive officers of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through committee reports about such risks. The Board regularly engages in discussion of financial, legal, technological, economic and other risks. Because overseeing risk is an ongoing process that is inherent in the Company’s strategic decisions, our Board discusses risk throughout the year at other meetings in relation to specific proposed actions. Additionally, our Board exercises its risk oversight function in approving the annual budget and quarterly forecasts and in reviewing the Company’s long-range strategic and financial plans with management.

Attendance at Meetings

The Board of Directors held three meetings during the fiscal year ended December 31, 2010, and adopted one action by written consent. Each incumbent director attended or participated in at least 75% of the aggregate of (1) the number of meetings of the Board of Directors held in fiscal 2010 during the period he served as a director and (2) the number of meetings of committees on which he served that were held during the period of his service.

The Company expects all directors to attend each annual meeting of stockholders, absent good reason.  Two directors attended the annual meeting of stockholders in 2010.

Standing Committees

The Company’s Board of Directors has three standing committees:  the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. Copies of the charters of these committees, as they may be amended from time to time, are available on the Company’s website at www.smartonline.com.

Audit Committee. The Audit Committee is composed of Mr. Elbaz and Mr. Elia. Mr. Elbaz serves as Chairman of the Audit Committee. The Company’s Board of Directors has determined that Mr. Elbaz and Mr. Elia are each an “independent director” as that term is defined by Nasdaq Marketplace Rule 4200 and SEC rules, and they each meet the special independence requirements applicable to audit committee members.  All members have past financial experience resulting in their financial sophistication as would be required by Nasdaq Marketplace Rules and SEC rules. The Board of Directors has determined that Mr. Elbaz meets the definition of “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K. The Company’s securities are quoted on the OTC Bulletin Board and are not listed on a national securities exchange. Therefore, neither the SEC rules nor the Nasdaq Marketplace Rules regarding audit committees are applicable to the Company’s Board of Directors.

The Audit Committee was established by the Board of Directors for the purpose of assisting it in fulfilling its responsibilities with respect to its oversight of (1) the quality and integrity of the Company’s financial statements, (2) compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditors. The Audit Committee is also responsible for the preparation of reports required to be included in the Company’s annual proxy statement or other documents from time to time required with respect to the Audit Committee’s functions. The Audit Committee met four times during 2010.

Compensation Committee. The Compensation Committee is composed of Mr. Elia and Mr. Elbaz. Mr. Elia serves as Chairman of the Compensation Committee. The Company’s Board has determined that Mr. Elia and Mr. Elbaz are “independent directors” within the meaning of the Nasdaq Marketplace Rules.

The Compensation Committee was established by the Company’s Board of Directors for the purpose of assisting it in discharging its duties with respect to (1) the formulation, implementation, review, and modification of the compensation of the Company’s officers and directors and (2) the preparation of the annual report on executive compensation for inclusion in the Company’s annual proxy statement, if required. The Compensation Committee’s duties include, among other things, setting the compensation for officers and directors, making recommendations to the Board of Directors with respect to incentive compensation plans and equity-based compensation plans, approving grants of stock options and other awards under the Company’s 2004 Equity Compensation Plan, and administering the Company’s defined benefit and defined contribution plans, if any.

In fulfilling its responsibilities, the Compensation Committee is entitled to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, to the extent consistent with applicable law, the Company’s certificate of incorporation, bylaws, corporate governance guidelines, and rules of any exchange or market on which the securities of the Company are then traded if compliance with such rules are required to begin or continue trading.

As part of its review and establishment of the performance criteria and compensation of officers and directors of the Company, the Compensation Committee must separately meet at least annually with the Company’s Chief Executive Officer, the principal human resources executive and compliance officer, and with any other corporate officers as the Compensation Committee deems appropriate. However, the Compensation Committee must also meet regularly without such officers present, and in all cases such officers must not be present at the meetings at which their performance and compensation is being discussed and determined. The Compensation Committee must consult with the Chief Executive Officer regarding compensation of the other officers of the Company. The Compensation Committee has not engaged any compensation consultant to determine or recommend the amount or form of executive and director compensation. The Compensation Committee met one time during 2010.

Corporate Governance and Nominating Committee and Procedures for Director Nominations. The Corporate Governance and Nominating Committee is composed of Mr. Elbaz and Mr. Zoreff. Mr. Zoreff serves as Chairman of the Corporate Governance and Nominating Committee. The Company’s Board has determined that Mr. Elbaz is an “independent director” within the meaning of the Nasdaq Marketplace Rules.  Mr. Zoreff is not an “independent director” within the meaning of the Nasdaq Marketplace Rules

The Corporate Governance and Nominating Committee was established by the Board for the purpose of assisting it in discharging its duties with respect to (1) the identification of individuals qualified to become directors and the selection or recommendation of candidates for directorships to be filled by the Board of Directors or the stockholders, and (2) the development, maintenance, and recommendation of a set of corporate governance principles applicable to the Company, and the periodic review of such principles. The Corporate Governance and Nominating Committee met one time during 2010.

The Corporate Governance and Nominating Committee is responsible for identifying and selecting or recommending qualified candidates for membership on the Board. In identifying candidates, the Committee takes into account such factors as it considers appropriate, which may include (a) knowledge in the technology industry generally, and Software-as-a-Service specifically, (b) experience in the areas of accounting and finance, (c) mature business judgment, (d) the candidate’s management, leadership, and business strategy experience, (e) the candidate’s ability to manage a crisis, and (f) the candidate’s knowledge of proper corporate governance.

The Corporate Governance and Nominating Committee is responsible for evaluating suggestions concerning possible candidates for election to the Board submitted to the Company, including those submitted by Board members (including self-nominations) and stockholders. All candidates, including those submitted by stockholders, will be evaluated by the Corporate Governance and Nominating Committee on the same basis as other candidates using the Board membership criteria described above and in accordance with applicable procedures. The Corporate Governance and Nominating Committee believes that the minimum qualifications for serving as a Company director are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the Company’s business and affairs and have an impeccable record and reputation for honest and ethical conduct in his or her professional and personal activities. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition.

Once candidates have been identified, the Corporate Governance and Nominating Committee will determine whether such candidates meet the minimum qualifications for director nominees and will recommend qualified nominees to the Board. In accordance with the Company’s bylaws, proposed nominees must tender, prior to nomination, an irrevocable, conditional letter of resignation that would be effective upon such person being charged with a felony or equivalent offense under the laws of any jurisdiction. The full Board will then approve qualified nominees for appointment or election to the Board.

While the Corporate Governance and Nominating Committee currently has no policy with respect to which it considers diversity in identifying nominees for director, one of our directors has a strong technical background that is relevant to our industry; another of our directors has a background in accounting, finance, and management. We believe that the backgrounds and skills of our directors bring a diverse range of experience, opinion and perspectives to the Board.

Any stockholder desiring to present a nomination for consideration by the Corporate Governance and Nominating Committee prior to the 2012 Annual Meeting of Stockholders must do so in accordance with the Company’s bylaws. See “2012 Annual Meeting of Stockholders” below.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of the Company’s Board of Directors, its executive officers, and persons who hold more than 10% of its outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires them to file reports with respect to their ownership of the Company’s common stock and their transactions in such common stock. Based upon the Company’s review of the Section 16(a) reports in its records for fiscal 2010 transactions in the Company’s common stock, the Company believes that, except as noted below, all reporting requirements under Section 16(a) for fiscal 2010 were met in a timely manner by its directors, executive officers, and greater than 10% beneficial owners.

Amir Elbaz became a director of the Company on January 15, 2010.  On February 9, 2010, an Initial Statement of Beneficial Ownership of Securities on Form 3 was filed on his behalf on an untimely basis, in which he reported that he owns no shares of the Company.

Thaddeus Shalek became Interim Chief Financial Officer of the Company on August 12, 2009.  On April 29, 2010, an Initial Statement of Beneficial Ownership of Securities on Form 3 was filed on his behalf on an untimely basis, in which he reported that he owns no shares of the Company.

A Form 4 filed on February 17, 2010, reporting a February 12, 2010 purchase of the Company's common stock by Atlas, was filed untimely.

A Form 5 filed on October 26, 2010, reporting an October 21, 2010 grant to Thaddeus Shalek of a stock option (right to buy) with respect to 15,000 shares of the Company’s common stock, was filed untimely.

Certain Relationships and Related Transactions

On February 20, 2008, the Company entered into a revolving credit arrangement with Paragon Commercial Bank (“Paragon”) and delivered to Paragon a secured promissory note, dated February 20, 2008 (the “Paragon Note”), with an original maturity date of February 11, 2010.  The Paragon Note was subsequently modified, and the maturity date extended from February 11, 2010 to November 30, 2010.  The Paragon Note was secured by an irrevocable standby letter of credit in the amount of $2.5 million issued by HSBC Private Bank (Suisse) SA with Atlas,  a beneficial owner of 10% or more of the common stock of the Company, as account party, with an expiration date in November, 2010, as extended (the “Paragon Letter of Credit”).  The Paragon Note was paid in its entirety on November 30, 2010, by a drawdown on the Paragon Letter of Credit and replaced by the IDB Credit Facility, as further described below. The Company reimbursed Atlas for Paragon’s draw upon the Paragon Letter of Credit in cash out of the proceeds of the IDB Credit Facility, as elected by Atlas pursuant to the Reimbursement Agreement, dated November 10, 2006, between the Company and Atlas, as subsequently amended.

On December 6, 2010, the Company entered into (i) a $6,500,000 Promissory Note (the “IDB Note”), as borrower, and (ii) a Letter Agreement for the $6,500,000 Term Loan Facility (the “Letter Agreement”), each with Israel Discount Bank of New York (“IDB”) as lender ((i) and (ii), the “IDB Credit Facility”).

Under the IDB Note and Letter Agreement, IDB will make available to the Company one or more term loan advances in the maximum aggregate principal amount of $6,500,000. The IDB Credit Facility is secured by two irrevocable standby letters of credit issued by UBS Switzerland in favor of IDB in the aggregate amount of $6,500,000 (collectively, the “SBLC”), each issued with Atlas as account party. Atlas and the Company anticipate finalizing in the near future the terms of the Company’s reimbursement of Atlas for any future drawdowns on the SBLC.  Any advances drawn on the IDB Credit Facility must be repaid on the earlier of (a) May 31, 2012 or (b) 180 days prior to the expiration date of the SBLC. Interest on each advance under the IDB Credit Facility accrues, at the Company’s election, at either LIBOR plus 300 basis points or IDB’s prime rate plus 100 basis points, provided that the rate of interest for each advance shall never be less than four percent. Interest accrued on each advance is due quarterly and payable in arrears on the last day of each February, May, August and November during the term of the IDB Credit Facility, commencing on the last day of February 2011.

As previously reported in the Company’s filings with the SEC, Atlas is a beneficial owner of 10% or more of the common stock of the Company, and the holder of a majority of the aggregate outstanding principal amount (the “Requisite Percentage Holder”) of the convertible secured subordinated notes (as amended, the “Notes”) under the Convertible Secured Subordinated Note Purchase Agreement, dated November 14, 2007 (as amended, the “Note Purchase Agreement”), between the Company and the convertible noteholders, under which the Company is entitled to elect to sell to the convertible noteholders, and the convertible noteholders are obligated to buy, Notes.  The terms of the Note Purchase Agreement and the Notes were previously described, as applicable, in the Form 10-Q filed by the Company on November 14, 2007, and the Forms 8-K filed by the Company on November 21, 2008, February 25, 2009 and March 8, 2010.

Sale Leaseback of Company Equipment with Noteholders. On September 4, 2009, the Company entered into a sale-leaseback agreement with the current holders of the Notes.  The noteholders paid a market rate cost of $200,000 through the reduction of current outstanding debt under such Notes in exchange for all of the Company’s office furniture, equipment and computers.  The noteholders then leased all furniture, equipment and computers back to the Company over a ten (10) year period.  The purchase price of $200,000 represented the fair market value of the equipment based on an independent appraisal of the equipment by Dynamic Office Services and Coastal Computers, which are not affiliated with the Company.

Sale of Convertible Notes to Certain Affiliates. As of April 29, 2011, the Company had $13.475 million aggregate principal amount of Notes due November 14, 2013 outstanding, after the $200,000 reduction of such current outstanding debt on account of the sale-leaseback described in above.   As of such date, Atlas held Notes in the aggregate principal amount of $11.425 million.  The Notes sold to Atlas from January 1, 2009 through April 29, 2011 are as follows:

	Through April 29, 2011
Note Buyer	Date of Purchase	Amount of Convertible Note	Interest Rate	Original Maturity Date	Restated Maturity Date
Atlas Capital	January 6, 2009	$500,000	8%	11/14/2010	11/14/2013
Atlas Capital	February 24, 2009	$500,000	8%	11/14/2010	11/14/2013
Atlas Capital	April 3, 2009	$500,000	8%	11/14/2010	11/14/2013
Atlas Capital	June 2, 2009	$500,000	8%	11/14/2010	11/14/2013
Atlas Capital	July 16, 2009	$250,000	8%	11/14/2010	11/14/2013
Atlas Capital	August 26, 2009	$250,000	8%	11/14/2010	11/14/2013
Atlas Capital	September 8, 2009	$250,000	8%	11/14/2010	11/14/2013
Atlas Capital	October 5, 2009	$250,000	8%	11/14/2010	11/14/2013
Atlas Capital	November 6, 2009	$500,000	8%	11/14/2010	11/14/2013
Atlas Capital	December 23, 2009	$750,000	8%	11/14/2010	11/14/2013
Atlas Capital	February 11, 2010	$500,000	8%	11/14/2010	11/14/2013
Atlas Capital	April 1, 2010	$350,000	8%	11/14/2013
Atlas Capital	June 2, 2010	$600,000	8%	11/14/2013
Atlas Capital	July 1, 2010	$250,000	8%	11/14/2013
Atlas Capital	August 13, 2010	$100,000	8%	11/14/2013
Atlas Capital	August 30, 2010	$200,000	8%	11/14/2013
Atlas Capital	September 14, 2010	$300,000	8%	11/14/2013
Atlas Capital	September 30, 2010	$300,000	8%	11/14/2013
Atlas Capital	November 9, 2010	$300,000	8%	11/14/2013
Atlas Capital	February 7, 2011	$250,000	8%	11/14/2013
Atlas Capital	March 4, 2011	$325,000	8%	11/14/2013
Atlas Capital	April 6, 2011	$$400,000	8%	11/14/2013

On the maturity date, earlier of the maturity date of November 14, 2013 or a merger or acquisition or other transaction pursuant to which our existing stockholders hold less than 50% of the surviving entity, or the sale of all or substantially all of our assets, or similar transaction, or event of default, each noteholder in its sole discretion shall have the option to:

•	convert the principal then outstanding on its Notes into shares of our common stock, or

•	receive immediate repayment in cash of the Notes, including any accrued and unpaid interest.

We are obligated to pay interest on the Notes at an annualized rate of 8% payable in quarterly installments commencing three months after the purchase date of the Notes. We are not permitted to prepay the Notes without approval of the holders of at least a majority of the principal amount of the Notes then outstanding.

Payment of the Notes will be automatically accelerated if we enter voluntary or involuntary bankruptcy or insolvency proceedings.

The Notes and the common stock into which they may be converted have not been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any other jurisdiction. As a result, offers and sales of the Notes were made pursuant to Regulation D of the Securities Act and only made to accredited investors.  The noteholders of the Notes include, among others, Atlas, an affiliate that originally recommended Shlomo Elia, one of our current directors, for appointment to the Board. The noteholders have designated Doron Roethler as bond representative to act as their agent. So long as the Notes are outstanding, the Company has agreed that it will not take certain actions without approval of the bond representative.  Crystal Management Ltd., which owns $750,000 aggregate principal amount of Notes, is owned by Doron Roethler, the former Chairman of the Board and former Interim Chief Executive Officer and who currently serves as the noteholders’ bond representative.

If we propose to file a registration statement to register any of our common stock under the Securities Act in connection with the public offering of such securities solely for cash, subject to certain limitations, we must give each noteholder who has converted its Notes into common stock the opportunity to include such shares of converted common stock in the registration. We have agreed to bear the expenses for any of these registrations, exclusive of any stock transfer taxes, underwriting discounts, and commissions.

No fees are payable in connection with the offering of Notes.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table shows the annual and long-term compensation, for the fiscal years indicated, of the two individuals who served as the Company’s Chief Executive Officer during fiscal 2009 and 2010 and all other persons who served as “named executive officers” during fiscal 2009 and 2010.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)		Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Doron Roethler	2009								$1,000	$1,000
Interim President and
Chief Executive Officer (2)

C. James Meese, Jr.	2009	$24,878							$75,102	$99,980
Interim President and	2010								$12,000	$12,000
Chief Executive Officer (3)

Dror Zoreff	2009								$46,160	$46,160
Interim President and	2010				$34,200	(5)			$60,000	$94,200
Chief Executive Officer (4)

Neile King	2009	$50,352								$50,352
Former Chief Operating
Officer and Vice President,
Sales and Marketing (6)

Thaddeus J. Shalek	2009	$49,389								$49,389
Chief Financial Officer (7)	2010	$109,200			$0	(8)			$2,101	$111,301

(1)
Amounts do not reflect compensation actually received by the named executive officer. Instead, the amounts represent the amount of compensation cost recognized in fiscal 2009 and fiscal 2010, as applicable, in accordance with United States Generally Accepted Accounting Principles (“US GAAP”), disregarding any adjustments for forfeiture assumptions. For a discussion of the assumptions used to value these awards, see Note 2 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)
Mr. Roethler served as the Company’s Interim President and Chief Executive Officer effective December 9, 2008 through the date of his resignation on May 19, 2009 and received no compensation for his service as such. Mr. Roethler also served, until his resignation, as the Company’s Chairman of the Board of Directors, for which he received no compensation in 2009.   On November 24, 2009, Mr. Roethler agreed to provide ongoing consulting and management advice for compensation of $1,000 per month.

(3)
Mr. Meese served as the Company’s Interim President and Chief Executive Officer from May 19, 2009 until his resignation on November 24, 2009.  The compensation paid to Mr. Meese in 2009 includes amounts paid for service as a member of the Board of Directors, Audit Committee Chairman and service as the Company’s Interim President and Chief Executive Officer. After his resignation as Interim President and Chief Executive Officer on November 24, 2009, Mr. Meese served as a director of the Company until June 23, 2010.  The compensation paid to Mr. Meese in 2010 includes amounts paid for service as a member of the Board of Directors, as well as a member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee during his service as a director.

(4)
Mr. Zoreff has served as the Chairman of the Board on May 19, 2009, and as the Company’s Interim President and Chief Executive Officer since November 24, 2009.  The compensation paid to Mr. Zoreff in 2009 and 2010 includes amounts paid for service as Chairman of the Board of Directors and service as the Company’s Interim President and Chief Executive Officer.

(5)
On March 26, 2010, Mr. Zoreff was granted a nonqualified stock option to purchase 30,000 shares of common stock of the Company, subject to vesting in quarter-annual increments, which stock option is now fully exercisable.

(6)	Mr. King served as the Company’s Chief Operating Officer and Vice President, Sales and Marketing, from February 2008 until his resignation on May 19, 2009.

(7)	Mr. Shalek served as the Company’s Interim Chief Financial Officer from August 12, 2009, until September 1, 2010, on which date he was promoted to Chief Financial Officer of the Company.

(8)
On October 21, 2010, Mr. Shalek was granted a nonqualified stock option to purchase 15,000 shares of common stock of the Company, subject to vesting in quarter-annual increments beginning on January 1, 2011.

Outstanding Equity Awards

The following table provides information about outstanding equity awards held by the named executive officers as of December 31, 2010.

Outstanding Equity Awards at 2010 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($/Sh)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)

Dror Zoreff	15,000	—	—	$3.25	9/19/2018	—	—	—	—
	30,000			$1.14	3/25/2020	12,500	$15,000

Thaddeus J. Shalek	15,000—	—	—	$1.10	10/20/2020	11,250	$13,500	—

(1)	Market value of shares that have not vested is based on $1.20 share (the closing price of the Company’s common stock as quoted on the OTC Bulletin Board on December 31, 2010).

Termination and Change in Control Arrangements

Mr. Roethler currently serves as a non-employee consultant to the Company for compensation of $1,000 per month. The Company currently has no arrangements with any of its named executive officers with respect to payments in connection with a termination of their employment or a change in control of the Company other than as may be provided in their restricted stock agreements, as described below.

Restricted Stock Agreements. The restricted stock agreements with Mr. Elia provide that upon a “Change in Control,” the lapsing of restrictions on their restricted stock shall accelerate so as to lapse as to all of such shares on the date of such event.

A “Change in Control” shall be deemed to have occurred on the earliest of the following dates:

(i)  the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than: (A) the Company; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company; (c) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (D) the existing holders of capital stock of the Company as of the effective date hereof or their respective affiliates, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(ii)  on the condition that the transaction is consummated, the date the shareholders of the Company approve a definitive agreement or plan for: (A) a merger, share exchange, consolidation or reorganization involving the Company and any other corporation or other entity as a result of which securities representing more  than fifty percent (50%) of the combined voting power of the Company or of the surviving or resulting corporation or entity  are held in the aggregate by persons different than the persons holding those securities (including their affiliates) immediately prior to such transaction; or (B) an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Compensation of Directors

The following table summarizes the compensation paid to non-employee directors for the fiscal year ended December 31, 2010.

2010 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($) (1)(3)	Total ($)
Shlomo Elia	$-	$20,600		$20,600-

Amir Elbaz (4)	$17,250		$22,800	$40,050

(1)
Amounts represent the amount of compensation cost recognized in fiscal 2010 in accordance with US GAAP, disregarding any adjustments for forfeiture assumptions. For a discussion of the assumptions used to value these awards, see Note 2 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)	At December 31, 2010, the aggregate number of shares of restricted stock underlying stock awards held by each non-employee director was as follows: Mr. Elia – 20,000.

(3)	At December 31, 2010, the aggregate number of shares of common stock underlying option awards held by each non-employee director was as follows: Mr. Zoreff – 45,000 and Mr. Elbaz — 20,000.

(4)	Amir Elbaz was appointed as a director effective January 15, 2010.

From April 1, 2009 until March 26, 2010, the Board had in place a compensation policy (the “April 2009 Policy”) under which each non-management member of the Board of Directors was entitled to a fee of $1,500 per month. No additional monetary compensation would be received for committee service or for service as the Chairman of the Board or Chairman of the Audit Committee. However, additional monetary compensation could be awarded at the Chairman of the Board’s discretion for any director incurring overnight travel to attend Board meetings or other functions for the benefit of the Company. In addition, the number of shares underlying equity award grants was set at either 40,000 shares (60,000 shares for a non-management director who was appointed the Chairman of the Board) for stock option grants or 20,000 shares (30,000 shares for a non-management director who is appointed the Chairman of the Board) for restricted stock awards.

No equity grants were made under the April 2009 Policy.

Effective March 26, 2010, the Company’s Board of Directors adopted a revised compensation policy (the “Revised Policy”). Under the Revised Policy, each non-management member of the Board remained entitled to a fee of $1,500 per month.  No additional monetary compensation would be received for committee service or for service as the Chairman of the Board or Chairman of the Audit Committee. However, additional monetary compensation may be awarded at the Chairman of the Board’s discretion for any director incurring overnight travel to attend Board meetings or other functions for the benefit of the Company. In addition, the number of shares underlying equity award grants was decreased to either 20,000 shares (30,000 shares for a non-management director who is appointed the Chairman of the Board) for stock option grants or 10,000 shares (15,000 shares for a non-management director who is appointed the Chairman of the Board) for restricted stock awards.

On March 26, 2010, the Board of Directors authorized grants of stock options and restricted stock to certain directors of the Company pursuant to the Revised Policy as follows:

Amir Elbaz received a grant of non-qualified stock options to acquire up to 20,000 shares of common stock at an exercise price of $1.14 per share, representing fair market value on the date of grant. The options vested quarterly in 25% increments, commencing June 30, 2010.

Dror Zoreff received a grant of non-qualified stock options to acquire up to 30,000 shares of common stock at an exercise price of $1.14 per share, representing fair market value on the date of grant. The options vested quarterly in 25% increments, commencing June 30, 2010.

Shlomo Elia received a grant of 10,000 shares of restricted stock, whose transfer restrictions lapsed quarterly in 25% increments, commencing June 30, 2010.

On October 21, 2010, the Board of Directors granted 10,000 shares of restricted stock to Shlomo Elia, the transfer restrictions on which lapse quarterly in 25% increments, commencing January 1, 2011.

Equity Compensation Plans

The following table provides information, as of December 31, 2010, regarding the Company’s compensation plans (including individual compensation arrangements) under which the Company is authorized to issue equity securities.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1) (c)
Equity compensation plans approved by security holders	283,000	(2)	$2.34	4,269,004	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	283,000			4,269,004

(1)	Refers to shares of the Company’s common stock.

(2)	Includes shares issuable upon exercise of outstanding options under the Company’s 2004 Equity Compensation Plan.

(3)	All of the shares remaining for future issuance under the 2004 Equity Compensation Plan are available for issuance as restricted stock or as stock awards.

OWNERSHIP OF SECURITIES

Principal Stockholders and Share Ownership by Management

The following table sets forth information regarding beneficial ownership of the Company’s common stock as of March 31, 2011 by (i) each person who is known by the Company to beneficially own more than 5% of its common stock; (ii) each person who served as a named executive officer of the Company in fiscal 2010 and presently serves as a named executive officer, (iii) each person serving as a director or nominated for election as a director, and (iv) all current executive officers and directors as a group. Except as otherwise indicated by footnote, to the Company’s knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Title of Class	Beneficial Owner Name and Address(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Common Stock	Atlas Capital SA 118 Rue du Rhone CH-1204 Geneva, Switzerland	7,265,269	39.6%
Common Stock	Doron Roethler(3) c/o S. Roethler 134 Aluf David Street Ramat Gan 52236 Israel	2,418,353	13.2%
Common Stock	Shlomo Elia(4)	52,500	*
Common Stock	Dror Zoreff(5)	45,000	*
Common Stock	Amir Elbaz	20,000	*
Common Stock	Thaddeus Shalek	15,000	*

	All officers and directors as a group (4 persons)(6)	132,500	0.72%

* Less than 1%

(1)	Unless otherwise noted, all addresses are in care of the Company at 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703.

(2)
Based upon 18,342,543 shares of common stock outstanding on April 14, 2011. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of April 14, 2011 through the exercise of any stock options or other rights. Any shares that a person has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Includes (i) 1,323,619 shares owned by Greenleaf Ventures Ltd., a British Virgin Islands company, (ii) 421,791 shares owned by Crystal Management Ltd., a company registered in Anguilla, and (iii) 672,943 shares of common stock owned directly by Doron Roethler, of which 3,750 shares are held pursuant to a restricted stock award as to which restrictions had not lapsed as of April 14, 2011.

(4)	Includes 10,000 shares held pursuant to a restricted stock award as to which all restrictions had not lapsed as of April 14, 2011.

(5)	Includes 15,000 shares subject to an option exercisable within 60 days of April 14, 2011.

(6)
For all current executive officers and directors as a group, includes a total of 65,000 shares subject to options exercisable within 60 days of April 14, 2011 and 2,500 shares held pursuant to restricted stock awards as to which restrictions had not lapsed as of April 14, 2011.

Arrangements That May Result in a Change in Control

As described in detail under “Certain Relationships and Related Transactions” above, Atlas has certain relationships with the Company that, under certain circumstances, could result in Atlas obtaining a majority of the Company’s outstanding common stock in the future. As of April 14, 2011, Atlas held 7,265,269 shares of the Company’s common stock, which represents approximately 40% of the number of shares issued and outstanding, and continues to purchase the Company’s common stock from time to time. As of April 14, 2011, Atlas holds $11,425,000 aggregate principal amount of the Company’s Notes due November 14, 2013, which are convertible into the Company’s common stock on the earlier of November 14, 2013, certain change in control events, or an event of default. If the notes were converted at the conversion price applicable to the Notes as of April 20, 2011, Atlas would receive 10,200,892 shares upon conversion of the Notes.

Report of the Audit Committee

The role of the Audit Committee is to assist the Board in its oversight of the quality and integrity of the Company’s financial statements, compliance with legal and regulatory requirements, qualification and independence of the Company’s independent auditor, and performance of internal controls over financial reporting. The full responsibilities of the Audit Committee are described in a written charter adopted by the Board, a copy of which is posted on the Company’s website at www.smartonline.com. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements as of and for the year ended December 31, 2010. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee in carrying out their duties are not engaged in the practice of accounting and do not act as auditors. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact independent.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Amir Elbaz, Chairman
Shlomo Elia
April 30, 2011

Principal Accountant

On April 17, 2009, the Company dismissed Sherb & Co., LLP (“Sherb”) as the Company’s independent registered public accounting firm and appointed Cherry Bekaert as its independent registered public accounting firm for the fiscal year ending December 31, 2009. The decision to change accountants was approved by the Audit Committee of the Board at a meeting held on April 16, 2009 and was due to the desire to rotate accounting firms as well as for Cherry Bekaert’s closer geographic proximity to the Company. Sherb served as the Company’s independent registered public accounting firm from fiscal 2005 through fiscal 2008.

There were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Sherb at any time during the fiscal year December 31, 2008 and the period January 1, 2009 through April 17, 2009 regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to the satisfaction of Sherb would have caused it to make reference to the subject matter of such disagreements in connection with its reports. In addition, during the same periods, no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) arose in the context of the Company’s relationship with Sherb. Cherry Bekaert’s report on the financial statements of the Company for each of the fiscal years ended December 31, 2009 and December 31, 2010 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports on the financial statements of the Company for each of the fiscal years ended December 31, 2009 and December 31, 2010 contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

The Company requested that Sherb furnish the Company with a letter addressed to the SEC stating that Sherb agrees with the above statements. A copy of Sherb’s letter, dated April 20, 2009, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on April 20, 2009.

During the fiscal years ended December 31, 2009 and 2010, neither the Company nor anyone on the Company’s behalf consulted with Cherry Bekaert regarding (i) either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Cherry Bekaert did not provide any written report or oral advice to the Company that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Principal Accounting Fees and Services

Audit Fees. Aggregate fees billed in 2009 and 2010 for audit services, consisting of the audit of the Company’s 2008 and 2009 annual consolidated financial statements, including the reviews of the Company’s Quarterly Reports on Form 10-Q filed during 2009, and assistance to the Company with its response to SEC comment letters, were approximately $153,800. Aggregate fees billed in 2010 and 2011for audit services, consisting of the audit of the Company’s 2010 annual consolidated financial statements, including the reviews of the Company’s Quarterly Reports on Form 10-Q filed during 2010, were approximately $88,870.

Audit-Related Fees. There were no audit-related fees billed by the principal accountant in fiscal 2009 and 2010.

Tax Fees. The principal accountant did not provide professional services related to tax compliance, tax advice, and tax planning during fiscal 2009 and 2010.

All Other Fees. There were no other fees billed by the principal accountant in fiscal 2009 and 2010.

All audit and permissible non-audit services provided by the Company’s independent accountant, as well as the fees for such services, must be pre-approved by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decisions are reported to the full Audit Committee at a later time. Any pre-approval is generally for the current fiscal year, and any pre-approval is detailed as to the particular service or category of services. All audit and non-audit services provided by the Company’s independent accountant during fiscal 2009 and 2010 were pre-approved by or on behalf of the Audit Committee.

OTHER MATTERS

Other Business

Other than the election of directors and the ratification of the appointment of independent accountants for the Company, as described in this proxy statement, the Board of Directors presently knows of no other business to be conducted at the 2011 Annual Meeting of Stockholders. The Company has not received any notice from a stockholder desiring to present a proposal for consideration at the meeting, including any director nomination. Should any other business properly come before the meeting, the persons named in the accompanying form of proxy may vote the shares represented by the proxy in their discretion, except that under the rules of the SEC the accompanying proxy cannot be voted for more than three nominees.

Stockholder Proposals for the 2012 Annual Meeting

Stockholder proposals can be eligible for inclusion in our 2012 proxy statement. Any such stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2) under the Securities Exchange Act of 1934 (the “1934 Act”), to our principal executive offices, in care of our Corporate Secretary, Smart Online, Inc., 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703.  Failure to deliver a proposal by this means may result in it not being deemed timely received. We must receive each such stockholder proposal no later than January 10, 2012 for it to be considered for inclusion in our 2012 proxy statement. We strongly encourage any stockholder interested in submitting a proposal to contact our Corporate Secretary in advance of this deadline to discuss the proposal, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. The Board will review all stockholder proposals.

Alternatively, if a stockholder does not want to submit a proposal for the 2012 annual meeting in our proxy statement under Rule 14a-8 under the 1934 Act, or intends to nominate a person as a candidate for election to the Board, the stockholder may submit the proposal or nomination not earlier than ninety (90) days or later than sixty (60) days prior to the first anniversary of the date of the 2011 Meeting, unless the date of the 2012 annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the 2011 Meeting [(other than by adjournment)], in which case such proposal or nomination must be submitted no earlier than ninety (90) days prior to the 2012 annual meeting and not later than (a) sixty (60) days prior to such annual meeting or (b) the tenth (10th) day following the calendar day on which public announcement of the date of such meeting is first made by the Company.

For our 2012 annual meeting, we must receive such proposals and nominations no earlier than March 18, 2012 and no later than April 17, 2012. If the date of the 2012 annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the 2011 Meeting [(other than by adjournment)], the stockholder must submit any such proposal or nomination no earlier than the close of business on the ninetieth (90th) day prior to the 2012 annual meeting and no later than the close of business on the later of the sixtieth (60th) day prior to the 2012 annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. The stockholder’s submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder’s ownership of our stock. We will not entertain any proposals or nominations at the annual meeting that do not meet these requirements.

If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the 1934 Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. To make a submission, stockholders should contact our Corporate Secretary via mail directed to Corporate Secretary, 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703.  We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

Stockholder Communications with Directors

The Board of Directors, as a matter of policy, desires to facilitate communications between stockholders and directors to assist the Board in fulfilling its responsibilities to all stockholders. To that end, the Board has established a process for use by stockholders who desire to bring matters to the Board’s attention. The process is intended to provide stockholders one means of communicating with directors and is not intended to be exclusive.

Any stockholder who desires to send a communication to members of the Board of Directors may submit it either by e-mail addressed to Corporate.Secretary@smartonline.com or by mail addressed to the attention of Thaddeus Shalek at Smart Online, Inc., 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703. All such communications should include the mailing address, telephone number, and e-mail address, if any, of the person submitting the communication. All communications properly submitted under these procedures, except those deemed inappropriate as noted below, will be delivered to all members of the Board of Directors periodically, generally in advance of each regularly scheduled Board meeting. The Board has directed that the Secretary not forward communications that (a) are not reasonably related to the business of the Company, (b) concern individual grievances or other interests that are personal to the stockholder submitting the communication and that cannot reasonably be construed to present a matter of concern to stockholders generally, or (c) under community standards, contain offensive, scurrilous, or abusive content or advocate engaging in illegal activities. If the Secretary, in his or her judgment, deems a communication inappropriate under the foregoing criteria, it will be returned to the person who submitted it together with a brief explanation of the reason why it has been deemed inappropriate for delivery.

Availability of Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (without exhibits), including financial statements, will be furnished without charge to any stockholder whose proxy is solicited hereby upon written request directed to the attention of Thaddeus Shalek, Smart Online, Inc., 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703.

Stockholders Sharing the Same Last Name and Address

Only one Annual Report and proxy statement may be delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to the Secretary by e-mail addressed to Corporate.Secretary@smartonline.com, by mail addressed to the attention of Thaddeus Shalek at Smart Online, Inc., 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703, or by telephone at (919) 765-5000. Stockholders sharing an address and currently receiving a single copy may contact the Secretary as described above to request that multiple copies be delivered in future years. Stockholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting the Secretary as described above.

Principal Executive Offices and Annual Meeting Location

The Company’s principal executive offices are located at 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703, and the main telephone number at that location is (919) 765-5000. The 2011 Annual Meeting of Stockholders will be held in the Board Room at the Company’s principal executive offices on Wednesday, June 15, 2011, at 9:00 a.m. local time. Requests for directions to the meeting location may be directed to Thaddeus Shalek by telephone at (919) 765-5000 or by e-mail at Corporate.Secretary@smartonline.com.

Dated:   May 9, 2011

SMART ONLINE, INC.

VOTE BY INTERNET OR MAIL
QUICK *** EASY *** IMMEDIATE

As a stockholder of Smart Online, Inc., you have the option of voting your shares electronically through the Internet or by returning the proxy card below. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m. Eastern Daylight Time, on June 14, 2011.

Vote Your Proxy on the Internet

Go to www.continentalstock.com.  Have your proxy card available when you access the above website. Click: on "Proxy Voting Log In" and follow the prompts to vote your shares.
OR	Vote Your Proxy by Mail: If you are not voting by Internet, mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided as soon as possible.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY	Please mark
Your choice
like this ☒

1. Election of Directors	FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (see instructions below)
NOMINEES	☐	☐	☐	Any proxy heretofore given by the undersigned is hereby
	01 Dror Zoreff			revoked. Please complete, sign, and return this proxy
	02 Shlomo Elia			whether or not you intend to attend the meeting .
03 Amir Elbaz

(Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and strike a line through that nominee(s)
name in the list above.)	To change the address on your account, please check
the box at the right and indicate your new ☐
address in the address space to the left.
Please note that changes to the registered
name(s) on the account may not be submitted
via this method.

Please check box if you intend to attend ☐
the annual meeting in person.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER

Signature	Signature	Date	, 2011
FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

SMART ONLINE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Dror Zoreff and Amir Elbaz, and each of them individually, as proxies and attorneys-in-fact of the undersigned, with full power of substitution, to represent the undersigned and to vote, in accordance with the directions in this proxy, all of the shares of stock of Smart Online, Inc. which the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders of Smart Online, Inc. to be held in the Board Room at 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703, on Wednesday, June 15, 2011, at 9:00 a.m. local time, and at any and all adjournments thereof.

Shares represented by this proxy will be voted as directed on the reverse. Unless a contrary direction is indicated, the shares will be voted FOR election of the director nominees listed on the reverse and, in the discretion of the persons acting pursuant to this proxy, on any other matters that properly come before the meeting or any adjournments thereof, all as more specifically set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 9, 2011, receipt of which is hereby acknowledged.

(Please sign and date on the reverse side and promptly return in the enclosed envelope.)